Exhibit 99.2

June 26, 2020

NOTICE OF REDEMPTION OF WARRANTS

(PRIVATE AND PUBLIC: CUSIP 76029L 118)

Dear Warrant Holder,

Repay Holdings Corporation (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m., New York City time, on July 27, 2020 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that were issued under the Warrant Agreement (the “Warrant Agreement”), dated June 18, 2018 and as amended on July 11, 2019, by and between the Company’s predecessor company, Thunder Bridge Acquisition, Ltd., and Continental Stock Transfer & Trust Company, as warrant agent, for a redemption price of $0.01 per Warrant (the “Redemption Price”). Each Warrant entitles the holder thereof to purchase one-quarter of one share of Class A Common Stock at an exercise price of $2.875 per quarter share. Pursuant to the Warrant Agreement, a holder must exercise its Warrants only for a whole number of shares of Class A Common Stock at a price of $11.50 per whole share and, as a result, a holder must exercise its Warrants in multiples of four. Any Warrants that remain unexercised at 5:00 p.m., New York City time, on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Warrants, except to receive the Redemption Price.

This notice applies to the public Warrants (CUSIP No. 76029L 118) issued under the Warrant Agreement, as well as any of the private placement warrants issued under the Warrant Agreement that are outstanding.

The Warrants currently trade on the OTC Pink Open Market under the symbol “RPAYW.”  The Class A Common Stock is listed on The NASDAQ Stock Market LLC under the symbol “RPAY.”  On June 23, 2020, the last reported sales price of the Warrants was $3.53 per Warrant, and the last reported sales price of the Class A Common Stock was $25.74 per share.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m., New York City time, on the Redemption Date. At 5:00 p.m., New York City time, on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive, upon surrender of their Warrant certificates, the Redemption Price. We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants. Note that the act of exercising is VOLUNTARY, meaning holders must instruct their broker to submit the Warrants for exercise.

The Company is exercising this right to redeem the Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.1 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Warrants if the last sales price of the Class A Common Stock equals or exceeds $18.00 per share on each of 20 trading days within any 30-day trading period ending on the third business day prior to the date on which a notice of redemption is given. The last sales price of the Common Stock has been at least $18.00 per share on each of 20 trading days within the 30-day trading period ending on June 23, 2020 (which is the third business day prior to the date of this redemption notice).

EXERCISE PROCEDURE

Warrant holders have until 5:00 p.m., New York City time, on the Redemption Date to exercise their Warrants to purchase Class A Common Stock. Warrants may only be exercised for cash. Each Warrant entitles the holder thereof to purchase one-quarter of one share of Class A Common Stock at an exercise price of $2.875 per quarter share. Pursuant to the Warrant Agreement, a holder must exercise its Warrants only for a whole number of shares of Common Stock at a price of $11.50 per whole share and, as a result, a holder must exercise its Warrants in multiples of four. Payment of the exercise funds may be made by wire transfer of immediately available funds or by other payment method permitted by the Warrant Agreement. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants since the process to exercise is VOLUNTARY.

Persons who are holders of record of their Warrants may exercise their Warrants by sending:

1.	The Warrant certificate;

2.	A fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Warrants being exercised; and

3.	The exercise funds via wire transfer or other method of payment permitted by the Warrant Agreement,

to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department

Telephone: (212) 509-4000

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant certificate, the fully and properly completed Election to Purchase and the exercise funds must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m., New York City time, on the Redemption Date. Warrants which are received on or after such time will not be exercised, but will be redeemed.

For holders of Warrants who hold their warrants in “street name” and the Warrant certificate is held by a broker-dealer, provided that a Notice of Guaranteed Delivery and the exercise funds are received by Continental Stock Transfer & Trust Company prior to 5:00 p.m., New York City time, on the Redemption Date, broker-dealers shall have two business days to deliver the Warrant certificate to Continental Stock Transfer & Trust Company.

Any Warrant which is received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully or properly completed or the exercise funds being submitted prior to 5:00 p.m., New York City time, on the Redemption Date, will be deemed to have been delivered for redemption (at $0.01 per Warrant), and not for exercise.

PROSPECTUS

A prospectus covering the Class A Common Stock issuable upon the exercise of the Warrants is included in a registration statement filed with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-232961) (the “SEC”). The SEC also maintains an Internet website that contains a copy of this prospectus. The address of this site is www.sec.gov. Alternatively, to obtain a copy of the prospectus, please visit our investor relations website at investors.repay.com.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of the Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants. Persons who are holders of record of their Warrants may redeem their Warrants by delivering their certificates representing their Warrants to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department

Telephone: (212) 509-4000

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Any questions you may have about redemption and exercising your Warrants may be directed to Continental Stock Transfer & Trust Company at its address and telephone number set forth above.

Sincerely,
/s/ Tyler B. Dempsey

Tyler B. Dempsey
General Counsel & Corporate Secretary

Annex A

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________ shares of Class A common stock (the “Shares”) of Repay Holdings Corporation (the “Company”) and herewith tenders payment for such Shares to the order of the Company in the amount of $_____________ in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ___________________________________________________________________________, whose address is  ___________________________________________________________________________,                     and that such Shares be delivered to ___________________________________________________________________________,                      whose address is

___________________________________________________________________________.

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Date:     _____________________________

(Signature)

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(Address)

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(Tax Identification Number)

Signature Guaranteed:

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